UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

PHI GROUP, INC.

(a/k/a PHILUX GLOBAL GROUP INC.)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17011 Beach Blvd., Suite 900, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-642-0571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

1. Private Investor Contract Partnership Agreement between an international ultra-high-net-worth investor group and Philux Global Group, Inc.

On January 15, 2025, Philux Global Group, Inc. (the “Investment Manager”) signed a Private Investor Contract Partnership Agreement (the “Agreement”) with a ultra-high-net-worth investor group based in the United Arab Emirates and United Kingdom (the “Investor Party”) to manage a total principal amount of Five Billion United States Dollars (“the Investment Funds”) on behalf of the Investor Party for investment in select projects within key sectors and special investment opportunities in Vietnam and USA, especially the Asian Diamond Exchange (ADE) and the International Financial Center (IFC) projects in Vietnam and the geomagnetic energy technology by Philux Global Energy, Inc. (www.philuxge.com, US Patent and Trademark Office Provisional Patent Application No. 63/655846).

According to the Agreement, the Investment Manager shall receive 2% annual management fee of the assets under management and share 40% profits from the Investment Funds’ portfolio.

The Company intends to allocate a large portion of the Investment Funds towards the development and establishment of the Asian Diamond Exchange and the International Financial Center in Vietnam and for the commercialization of the geomagnetic energy program under Philux Global Energy, Inc.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Due to the nature of strict confidentiality and non-disclosure agreement, a hard copy of the Private Investor Contract Partnership Agreement will be submitted directly to the Securities and Exchange Commission.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2025

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO